EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of CapitalSource Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John K. Delaney and Thomas A. Fink, Chairman and Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 10, 2008

/s/ JOHN K. DELANEY

John K. Delaney
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

Date: November 10, 2008

/s/ THOMAS A. FINK

Thomas A. Fink
Chief Financial Officer
(Principal Financial Officer